STIFEL FINANCIAL CORP.
Form 8-K Dated September 23, 2008
Exhibit 99.1: Press Release

[Stifel Financial Corp. logo] Stifel Financial News

One Financial Plaza 501 North Broadway St. Louis, MO 63102 (314) 342-2000

FOR IMMEDIATE RELEASE

Stifel Financial Announces Proposed Public Offering of Common Stock

1,000,000 Shares Offered by Stifel Financial and 200,000 Shares Offered by Selling Stockholder

ST. LOUIS, September 23, 2008 - Stifel Financial Corp. (the "Company") (NYSE: SF) announced today that it intends to commence an underwritten public offering of 1,200,000 shares of its common stock.  Of these shares, 1,000,000 will be offered by the Company and 200,000 will be offered by The Western and Southern Life Insurance Company. The underwriters will be granted a 30-day option to purchase up to an additional 150,000 shares of common stock from the Company and 30,000 shares from Western and Southern to cover over-allotments, if any. The Company will not receive any proceeds from the sale of common stock by the selling stockholder. The offering will be made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission.

Stifel, Nicolaus & Company, Incorporated ("Stifel Nicolaus"), Merrill Lynch & Co., and Keefe, Bruyette & Woods, Inc. will act as joint book-running managers for the offering. Fox-Pitt Kelton Cochran Caronia Waller will act as co-manager.

This offering will be made only by the prospectus and prospectus supplement related to this offering.  Copies of the preliminary prospectus, when available, may be obtained from Stifel Nicolaus, Attn: Prospectus Department, One South Street, 15th Floor, Baltimore, MD 21202 (443-224-1988); Merrill Lynch & Co., Attn: Prospectus Department, 4 World Financial Center, New York, NY 10080 (212-449-1000); Keefe, Bruyette & Woods, Inc.,
Attn: Equity Syndicate Department, 787 Seventh Avenue, New York, NY 10019 (212-887-7777); or Fox-Pitt Kelton Cochran Caronia Waller, Attn: Syndicate Department, 420 5th Avenue, 5th Floor, New York, NY 10018 (212-857-6212).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Company Information

Stifel Financial Corp. operates 188 offices in 34 states and the District of Columbia through its principal subsidiary, Stifel, Nicolaus & Company, Incorporated, and 3 European offices through Stifel Nicolaus Limited. Stifel Nicolaus provides securities brokerage, investment banking, trading, investment advisory, and related financial services, primarily, to individual investors, professional money managers, businesses, and municipalities. Stifel Financial Corp. is listed on the New York Stock Exchange under the symbol "SF."

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Forward-Looking Statements

This press release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this press release not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this press release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: our goals, intentions and expectations; our business plans and growth strategies; our ability to integrate and manage our acquired businesses; estimates of our risks and future costs and benefits; and forecasted demographic and economic trends relating to our industry; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel disclaims any intent or obligation to update these forward-looking statements.

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For further information, contact:
James M. Zemlyak
Chief Financial Officer
(314) 342-2228

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